Supplement dated March 24, 2026 to the

Prospectus and Statement of Additional Information, each dated September 8, 2025.

Shares of each Fund listed below are not currently offered or available for purchase on the secondary market.

Tradr 2X Long BX Daily ETF
Tradr 2X Long CORZ Daily ETF
Tradr 2X Long DHI Daily ETF
Tradr 2X Long QCOM Daily ETF

Each a series of Investment Managers Series Trust II

Please retain this Supplement for future reference.